SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : October 16, 2000

                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

              0-22048                                  35-1817634
       (Commission File Number)                      (IRS Employer
                                                    Identification No.)

         P. O. Box 1903
         2703 College Avenue
         Goshen, Indiana                                 46526
   (Address of principal executive offices)            (Zip Code)

                                  219-533-1105
                 Registrant's telephone number, include zip code


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Item 5.  Other Events

On October 16, 2000 Starcraft Corporation ("the Company") announced its financial results for fiscal 2000 and announced that due to an inventory adjustment, it will restate its earnings and amend its Forms 10-Q for the quarters ended January 2, 2000, April 2, 2000 and July 2, 2000.

Press Release attached as Exhibit 99-A is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

The following exhibit is included herein by reference and attached hereto:

         Exhibit 99-A Press Release regarding Preliminary Fiscal 2000 Fourth Quarter and Year-end Results



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              STARCRAFT CORPORATION


October 16, 2000                              By:  /s/ Richard J. Mullin
                                                   ------------------------
                                                   Richard J. Mullin,
                                                   Chief Financial Officer